                                                             UNITED STATES

                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                    Date of Report: November 7, 2002
                                                    ------------------------------
                                                   (Date of earliest event reported)

                                                      THE PHOENIX COMPANIES, INC.
                                                      ---------------------------
                                        (Exact name of registrant as specified in its charter)

                Delaware                                   1-16517                                06-0493340
                --------                                   -------                                ----------
     (State or other jurisdiction of              (Commission File Number)             (IRS Employer Identification No.)
             incorporation)

                                          One American Row, Hartford, Connecticut 06102-5056
                                          --------------------------------------------------
                                          (Address of principal executive offices) (Zip Code)

                                                             860-403-5000
                                                             ------------
                                         (Registrant's telephone number, including area code)

Item 9.  Other Information.

         On November 7, 2002, The Phoenix Companies, Inc., a Delaware corporation, reported its third quarter 2002 results, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.  Other Information.

        On November 8, 2002, The Phoenix Companies, Inc. announced it had priced its offering of 3,150,000 stock purchase contracts to be settled in common shares of Hilb, Rogal and Hamilton Company (NYSE: HRH), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Exhibits.

99.1     Press release of The Phoenix Companies Inc., dated November 7, 2002, regarding third quarter 2002 results.
99.2     Press release of The Phoenix Companies Inc., dated November 8, 2002, regarding pricing of stock purchase contracts.

                                                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

                                                     By:      /s/ Carole A. Masters
                                                              -------------------------------------------
                                                              Name:    Carole A. Masters
                                                              Title:   Vice President and Counsel

         Date: November 8, 2002

                                                              -more-

                                                                 EXHIBIT INDEX

Exhibit Number                                    Exhibit
--------------                                    -------
99.1                                              Press release of The Phoenix Companies, Inc. dated November 7, 2002, regarding third quarter 2002 results.

99.2                                              Press release of The Phoenix Companies Inc., dated November 8, 2002, regarding pricing of stock purchase contracts.

                                                                                                                           Exhibit 99.1

[GRAPHIC OMITTED][GRAPHIC OMITTED]

     The Phoenix Companies, Inc.                              N  E  W  S     R  E  L  E  A S E

     One American Row
     PO Box 5056
     Hartford CT 06102-5056
     www.phoenixwm.com

     Note:  The company considers operating income and cash operating income, excluding venture capital, in evaluating its financial performance, in addition to net income presented in accordance with Generally Accepted Accounting Principles (GAAP).  (See attached table reconciling these measures.)  Operating income represents net income adjusted for realized investment gains and losses and nonrecurring items. Nonrecurring items include expenses related to Phoenix's demutualization and its acquisition of the PXP minority interest, an early retirement program, a first quarter 2002 adjustment to the amortization of deferred acquisition costs related to the closed block, management restructuring reserves, surplus tax, and the cumulative effect of accounting changes.  For cash operating income, the company adds back amortization of intangible assets to operating income to measure the ability of the business to generate cash earnings.  The company excludes the Venture Capital segment, a separate reporting segment, to measure the performance of its core operating businesses in order to provide greater transparency when evaluating operating performance.

     For Immediate Release

     Contacts:               Media Relations                Investor Relations
                             ---------------                ------------------
                             Alice S. Ericson               Peter A. Hofmann
                             860-403-5946                   860-403-7100

                                                 PHOENIX REPORTS THIRD QUARTER 2002 RESULTS

           HARTFORD, Conn., November 7, 2002 - The Phoenix Companies, Inc. (NYSE: PNX) today reported third quarter 2002 cash operating income, excluding venture capital, of $7.9 million, or $0.08 per share, compared with $17.9 million, or $0.17 per share, in the third quarter of 2001.  The company also reported an operating loss of $81.8 million, or a $0.85 loss per share, for the quarter, principally related to a goodwill charge and venture capital losses. This compares with an operating loss of
     $27.4 million, or a $0.26 loss per share, in the third quarter of 2001. The company reported a GAAP net loss of $93.0 million, or a $0.96 loss per share, in the third quarter of 2002, compared with a $21.2 million net loss, or a $0.20 loss per share, in the third quarter of 2001.
           The company's third quarter 2002 operating loss includes:
o        a $62.3 million non-cash, after-tax charge to reflect a reduction in goodwill associated with its investment management business, resulting from the decline of the equity markets in the quarter;
o        a $14.4 million after-tax loss on venture capital investments;
o        an $8.8 million after-tax acceleration of deferred acquisition costs related to the variable annuity business; and
o        a $1.9 million after-tax increase in guaranteed minimum death benefit reserves related to a variable annuity block of business recently acquired from CNA.
           The third quarter 2002 GAAP results also include net realized investment losses of $7.6 million and a previously announced
     $3.6 million after-tax reserve related to management restructuring.
           "This quarter's difficult financial markets obviously affected our profitability, given our exposure through our investment management business, our venture capital portfolio and our variable annuity business," said Dona D. Young, president, chief operating officer and chief executive officer-elect. "Also in the quarter, we took actions to ensure we maintain balance sheet discipline, including a write-down of goodwill and deferred acquisition costs and establishment of additional reserves for guaranteed minimum death benefits.
           "Looking ahead, two primary factors will affect our ability to reach our goal of 8 to 10 percent cash return on equity, excluding venture capital, by year-end 2003," Mrs. Young said.  "The first factor is expenses, which we can control. That is why we continue to be focused on aggressive expense management for 2003. The second is the financial markets, which we do not control.  Without improvement in the equity markets, we may be precluded from realizing our goal.
           "As we work through the planning process, our priority in 2003 will be to execute our wealth management strategy by focusing on higher return products, managing our capital to increase financial flexibility and liquidity, and continuing our expense management effort.  Over time, this will help us deliver quality earnings on a consistent, predictable basis," Mrs. Young said.
           On September 27, 2002, the Board of Directors elected Mrs. Young, currently president and chief operating officer, to succeed Robert W. Fiondella as chief executive officer of the company, effective January 1, 2003.
           Year-to-date 2002 cash operating income, excluding venture capital, was $57.1 million, or $0.58 per share, compared with
     $58.5 million, or $0.56 per share, through September 30, 2001.  The company also reported a year-to-date operating loss of $73.1 million, or a $0.74 loss per share, compared with an operating loss of $96.7 million, or a $0.92 loss per share, for the prior year's first three quarters.  The company reported a GAAP net loss of $231.6 million, or a $2.34 loss per share through September
     30, 2002, compared with a $195.2 million net loss, or a $1.87 loss per share, for the prior year's first three quarters.  The loss was primarily due to the first quarter adoption of an accounting change for goodwill and an additional goodwill charge in the third quarter, realized investment losses, and management restructuring reserves.
           Mrs. Young also cited the following developments for the quarter:
o        Nearly doubled total life insurance sales from the prior year's quarter, with a significant portion of sales from private placement insurance.  Excluding private placement insurance, annualized life premium rose 18 percent from last year's third quarter.
o        Saw a positive impact from the State Farm distribution relationship in two ways: an increase in submitted life insurance applications and a rise in the average life insurance face amount, which reached more than $900,000 in the third quarter, reflecting the company's focus on the high-net-worth market.
o        Successfully closed the Phoenix-Mistic 2002-1 CBO, Ltd., a $1 billion collateralized bond obligation consisting primarily of investment grade fixed income assets.  This is the largest structured product ever completed by Phoenix.
o        Increased assets under management for the Investment Management segment to $53.3 billion, compared with $48.8 billion on
              September 30, 2001, primarily attributable to the inclusion of Kayne Anderson Rudnick Investment Management in 2002 and
              the issuance of the Phoenix-Mistic CBO, offset by negative market performance.
o        Remained on track to achieve previously announced annualized expense reductions of $29 million by year-end 2002.  The company is currently assessing all of its businesses and initiatives to focus resources only on its most strategic, profitable activities and expects to achieve meaningful additional expense reductions in 2003.
o        Continued to closely monitor its investment in Aberdeen Asset Management, PLC, in light of a 60 percent decline in
              Aberdeen's market capitalization during the third quarter.
o        Experienced continued good performance of the company's well-diversified, high quality bond portfolio, which accounts for 72 percent of invested assets and cash, with incurred credit default losses of less than $10 million, or 8 basis points.
              While current quarter credit losses were modest, bond market default rates were high by historical standards and the company continues to carefully monitor credit quality.  The insurance company's general account portfolio held $16.4 billion in invested assets and cash on September 30, 2002, compared with $15.3 billion on June 30, 2002.
     Segment Results
           Phoenix has two operating segments, "Life and Annuity" and "Investment Management", and two reporting segments, "Venture
     Capital" and "Corporate and Other".  The Corporate and Other segment includes unallocated capital, interest expense and other expenses, as well as certain businesses not of sufficient scale to report independently. The company looks at its segment results on the basis of operating income (loss) before amortization and taxes to focus on the earnings ability of each segment.

                                                     Third Quarter        Third Quarter
                                                         2002                  2001
                                                    ----------------     -----------------
                                                                (in millions)
          Life and Annuity                           $(2.0)                $ 11.7
          Investment Management                        9.8                   10.7
          Venture Capital                            (22.1)                 (48.4)
          Corporate and Other                        (12.3)                  (1.6)

           Life and Annuity - Solid momentum in life insurance earnings was offset by several negative developments in annuities,
           ----------------
     resulting in an operating loss before taxes of $2.0 million in the third quarter of 2002, compared with operating income of $11.7 million in the third quarter of 2001. The company maintained strong mortality and persistency and stable investment margins within its life insurance business.  In addition, the closed block continued to perform well, as evidenced by the continued
     growth in the policyholder dividend obligation.  Offsetting these favorable life results was a $13.5 million pre-tax acceleration of deferred acquisition costs primarily related to the variable annuity business.  The company also increased its guaranteed minimum death benefit reserves by $2.9 million, pre-tax, on a variable annuity block of business recently acquired from CNA.
           Total life insurance sales (annualized premium and single premium) were $101.8 million in the third quarter of 2002, almost double the $52.0 million in the prior year's quarter and a record high for the company.  A significant portion of the sales were from private placement insurance.  Annualized premium was $41.6 million in the third quarter of 2002, compared with
     $26.7 million in the prior year's quarter, with wholesaled annualized life premium rising 18 percent from last year's third quarter, from $19.0 million to $22.5 million.
           Annuity deposits in the third quarter of 2002 were $804.2 million, compared with $235.5 million in the prior year's quarter, dominated by the Phoenix Retirement Planner's Edge (RPE) variable annuity.  New sales of RPE were discontinued during the quarter because the product's design was not consistent with current market conditions, which prevented it from meeting the company's profit objectives.
           Excluding RPE, annuity deposits rose 36 percent from the third quarter of 2001, from $198.7 million to $270.1 million, driven by fixed annuities and by annuity sales from State Farm advisors.
           Investment Management - Operating income before amortization and taxes was $9.8 million for the third quarter of 2002,
           ---------------------
     compared with $10.7 million in the third quarter of 2001.  The current quarter includes results from the acquisition of a 60 percent interest in Kayne Anderson Rudnick Investment Management on January 29, 2002.
           Assets under management for the segment on September 30, 2002 were $53.3 billion, compared with $48.8 billion on September
     30, 2001.   The year-over-year increase in assets is primarily attributable to the inclusion of Kayne Anderson Rudnick in 2002 and the issuance of the Phoenix-Mistic CBO, offset by negative market performance.
            Net flows were $410.1 million in the third quarter of 2002, compared with negative net flows of $363.8 million in the prior year's quarter.  The improvement was driven by the Phoenix-Mistic CBO, reflected in this quarter's positive institutional flows.  Inflows totaled $3.0 billion in the third quarter of 2002, compared with inflows of $2.1 billion in the prior year's quarter.  Outflows were $2.6 billion in the third quarter of 2002, much improved from the $3.6 billion of outflows in the second quarter of 2002 and about even with outflows of $2.5 billion in the prior year's quarter.
           Venture Capital - Venture capital, which represents 1 percent of the $16.4 billion of invested assets and cash in the
           ---------------
     general account portfolio, had a $22.1 million operating loss before taxes in the third quarter of 2002, due to the impact of the weak equity markets.  In the prior year's quarter, venture capital had an operating loss of $48.4 million.  Total distributions in the third quarter of 2002 were $19.3 million, compared with $7.8 million in the third quarter of 2001.  Capital contributions were $10.2 million in the third quarter of 2002, compared with $11.2 million in the third quarter of 2001.  On September 30,
     2002, venture capital assets were $230.6 million.
           Corporate and Other - In the third quarter of 2002, the Corporate and Other segment had a $12.3 million operating loss
           --------------------
     before amortization and taxes, compared with a $1.6 million operating loss in the third quarter of 2001.  The decline is due to a reduction in corporate investment income, an increase in interest expense, and losses in international operations.
     Other Developments
           Through November 6, 2002, the company had repurchased 12.3 million shares of its outstanding common stock out of the 13 million shares authorized by its Board of Directors.
     Conference Call
           The Phoenix Companies, Inc. will host a conference call today at 11:00 a.m. Eastern time to discuss with the investment community Phoenix's third quarter financial results. The conference call will be broadcast live over the Internet at
     WWW.PHOENIXWM.COM in the Investor Relations section.  To listen to the live call, please go to the Web site at least fifteen
     -----------------
     minutes prior to register, download and install any necessary audio software.  The call can also be accessed by telephone at
     973-321-1020.  A replay of the call will be available by telephone at 973-341-3080 (passcode 3511816) and on Phoenix's Web site,
     WWW.PHOENIXWM.COM in the Investor Relations section through November 14, 2002.
     -----------------
           Additional financial information can be accessed on Phoenix's Web site, WWW.PHOENIXWM.COM, in the Investor Relations
                                                                                   -----------------
     section.
           The Phoenix Companies, Inc. (NYSE: PNX) is a leading provider of wealth management products and services to individuals and institutions.  Through a variety of advisors and financial services firms, Phoenix helps the affluent and high net worth accumulate, preserve and transfer their wealth with an innovative portfolio of life insurance, annuity and investment management products and services.  With a history dating back to 1851, The Phoenix Companies, Inc. has two principal operating subsidiaries,
     Phoenix Life Insurance Company and Phoenix Investment Partners, Ltd. The company offers trust services through Phoenix National
     Trust Company and private placement insurance products through Philadelphia Financial Group, both subsidiaries.  Phoenix has corporate offices in Hartford, Conn.  For more information on Phoenix, visit WWW.PHOENIXWM.COM.
                                                                                  -----------------

     Forward-Looking Statement
           This release contains statements which constitute forward-looking statements within the meaning of the Private Securities
     Litigation Reform Act of 1995.  These include statements relating to trends in, or representing management's beliefs about, the company's future strategies, operations and financial results, as well as other statements including words such as "anticipate",
     "believe," "plan," "estimate," "expect," "intend," "may," "should" and other similar expressions.  Forward-looking statements are made based upon management's current expectations and beliefs concerning trends and future developments and their potential
     effects on the company.  They are not guarantees of future performance.   Actual results may differ materially from those
     suggested by forward-looking statements, as a result of risks and uncertainties which include, among others: (i) changes in general economic conditions, including changes in interest rates and currency exchange rates; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products and services by new and existing competitors; (iii) the company's primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (iv) regulatory, accounting or tax changes that may affect the cost of, or demand for, the products or services of the company's subsidiaries; (v)
     downgrades in the claims paying ability or financial strength ratings of the company's subsidiaries; (vi) discrepancies between actual claims experience and assumptions used in setting prices for the products of the company's insurance subsidiaries and establishing the liabilities of such subsidiaries for future policy benefits and claims relating to such products; (vii)
     movements in the equity markets that affect our investment results including those from venture capital, the fees we earn from assets under management and the demand for our variable products; (viii) the company's success in achieving its planned expense reductions; and (ix) other risks and uncertainties described from time to time in the company's filings with the Securities and
     Exchange Commission.  The company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

                                                                                                                           Exhibit 99.2

[GRAPHIC OMITTED][GRAPHIC OMITTED]

     The Phoenix Companies, Inc.                              N  E  W  S     R  E  L  E  A S E

     One American Row
     PO Box 5056
     Hartford CT 06102-5056
     www.phoenixwm.com

     For:  Immediate Release

     Contact:     Media Relations:      Jon Sandberg     860-403-5066
                  ---------------
                  Investor Relations:       Peter A. Hofmann  860-403-7100
                  ------------------

     The Phoenix Companies, Inc. Prices Stock Purchase Contracts Offer

     HARTFORD, Conn. - November 8, 2002 - The Phoenix Companies, Inc. (NYSE: PNX) today announced it had priced its offering of 3,150,000 stock purchase contracts to be settled in common shares of Hilb, Rogal and Hamilton Company (NYSE: HRH).
     The company also granted the underwriters an overallotment option of up to 472,500 purchase contracts.  The stock purchase contracts are initially priced at $38.10 per purchase contract, and the company expects to receive aggregate net
     proceeds of $115.5 million from the sales after deducting underwriting discounts and expenses.   The company will not
     list the purchase contracts for trading on any securities exchange.
         Under each purchase contract, Phoenix will make quarterly contract adjustment payments at the rate of 7.0 percent of the initial price per year, payable quarterly beginning on February 13, 2003.  Contract holders will receive shares of
     HRH from Phoenix on November 13, 2005.  The number of shares to be delivered for each purchase contract on the settlement date will range between 0.8197 shares and one share, depending on HRH's stock price during a specified period prior to the settlement date.
         The purchase contract offer is concurrent with a separate secondary offering of 1,804,000 shares of HRH common stock,
     654,000 of which are being offered by Phoenix, with the remaining 1,150,000 being offered by HRH.  Those shares initially were priced at $38.10 per share.  Phoenix also granted the underwriters an overallotment option of up to 266,770 shares.
         Phoenix will convey the net proceeds of approximately  $139.0 million from the purchase contract and common stock sales to its subsidiary, Phoenix Life Insurance Company, which will use the proceeds for general corporate purposes.
         The joint book-running managers for both offerings are Banc of America Securities LLC, Merrill Lynch & Co. and Morgan
     Stanley.
                                                                 -more-

     PNX Prices Stock Purchase Contracts Offer ... 2

         Copies of the  prospectus  relating to this offering may be obtained from Banc of America  Securities  LLC,  Prospectus
     Department,  9 W. 57th  Street,  New York,  New York  10019  (telephone:  646-733-4166),  Merrill  Lynch & Co.,  Prospectus
     Department, 4 World Financial Center, New York, New York 10080 (telephone:  212-449-1000),  and Morgan Stanley,  Prospectus
     Department, 1585 Broadway, New York, New York 10036 (telephone: 212-761-6775).
         The Phoenix Companies, Inc. is a leading provider of wealth management products and services to individuals and institutions.  Through a variety of advisors and financial services firms, Phoenix helps the affluent and high net worth accumulate, preserve and transfer their wealth with an innovative portfolio of life insurance, annuity and investment management products and services. Phoenix has corporate offices in Hartford, Conn.
                                                          ###